Exhibit 10.26.13

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NUMBER TWELVE TO

DELTA CONNECTION

AGREEMENT

This Amendment Number Twelve (this “Amendment”), dated as of May 9, 2019, to the Delta Connection Agreement dated and effective January 13, 2005 (as amended from time to time, the “Agreement”), is among Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), Republic Airways Inc. (as successor by merger to Shuttle America Corporation and f/k/a Republic Airline Inc.) (“Operator”), 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268 and Republic Airways Holdings Inc. (“Republic”), 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268.

WHEREAS, Delta, Operator and Republic are parties to the Agreement; and

WHEREAS, pursuant to [***]; and

WHEREAS, the parties desire to [***]; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta, Operator and Republic, intending to be legally bound, hereby agree as follows:

1.	Defined Terms. All capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Agreement.

2.	Addition of [***] Repositioned ERJ-175 Aircraft.

A.

Pursuant to Sections 1(A) and 17 of the Agreement, the [***] Embraer ERJ-175 aircraft set forth on Exhibit A attached hereto and incorporated herein [***] shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment.

B.

(i) Operator shall make each [***] Aircraft available for service within the Delta Connection Program no later than [***]. Each [***] Aircraft shall be included as an Aircraft under, and subject to the terms and conditions of, the Agreement (as amended by this Amendment) as of its actual in-service date (the “Actual In-Service Date”), which date shall be no earlier than [***]

(ii) Promptly following execution of this Amendment [***].

(iii) In the event Operator has not [***] after [***].

(iv) Delta shall make available, or cause to be made available, to Operator [***].

C.

Notwithstanding anything in the Agreement to the contrary, the term for which each [***] Aircraft shall be included as an Aircraft under the Agreement shall commence on the respective actual in-service date of each [***] Aircraft and expire on [***]. Upon the conclusion of each such [***] Aircraft Term, the applicable [***] Aircraft shall be removed from Delta Connection service and the scope of the Agreement.

D.	[***]

E.	At all times during the respective [***] Aircraft Terms, Operator shall operate the [***] Aircraft [***].

F.	[***]

G.	[***]

H.	Operator shall provide Delta with [***]. Operator acknowledges and agrees that [***]. For the avoidance of doubt Operator shall not be required to [***].

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	Operational Requirements.

[***]

8.	[***]

9.	Amendment of Article 11.E. Sections 11.E.(i) and (ii) of the Agreement are hereby deleted in their entireties and replaced with the following:

[***]

10.	[***]

11.	Miscellaneous.

A.

This Amendment, together with the exhibits attached hereto, constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.	The Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

(Signatures appear on following page)

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

Republic Airways Holdings, Inc.	Delta Air Lines, Inc.

By: /s/ Joseph P. Allman	By: /s/ David Garrison
Name: Joseph P. Allman	Name: David Garrison
Title: SVP, CFO	Title: SVP Delta Connection

Republic Airways Inc.

By: /s/ Joseph P. Allman
Name: Joseph P. Allman
Title: SVP, CFO

EXHIBIT A

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EXHIBIT B

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EXHIBIT C

[***]

ATTACHMENT 1

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ADDENDUM 1-A

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ADDENDUM 1-B

[***]

ATTACHMENT 2

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ATTACHMENT 3

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ATTACHMENT 4

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ATTACHMENT 5

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ATTACHMENT 6

[***]